Exhibit 10.1

EIGHTH AMENDMENT

TO AMENDED AND RESTATED
UNCOMMITTED CREDIT AGREEMENT

This EIGHTH AMENDMENT TO AMENDED AND RESTATED UNCOMMITTED CREDIT AGREEMENT (this “Eighth Amendment”) dated as of July 16, 2021 is among A-MARK PRECIOUS METALS, INC., a Delaware corporation (the “Borrower”), the undersigned Lenders and COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Amended and Restated Uncommitted Credit Agreement dated as of March 29, 2019 (as amended, supplemented or otherwise modified from time to time prior to the effectiveness of this Eighth Amendment, the “Existing Credit Agreement” and, as amended by this Eighth Amendment and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested certain amendments to the Existing Credit Agreement, and the parties hereto have agreed to amend the Existing Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Amendments.

Effective upon the occurrence of the Effective Date (as defined in Section 3 below), the Existing Credit Agreement is hereby amended as follows:

(a)Section 2.19(b) is deleted and replaced with the following:

“(b) The aggregate principal amount of all increases made pursuant to this Section 2.19 after July 16, 2021, shall not exceed $50,000,000; provided that each requested increase must be at least $10,000,000 and in integral multiples of $5,000,000 in excess thereof. Borrower shall provide at least 15 days’ notice to Administrative Agent (which shall promptly provide a copy of such notice to the Revolving Credit Lenders, as applicable) of any requested increase hereunder.”

(b)Exhibit 2.19 is amended by deleting footnote 1 therein and replacing it as follows: “The aggregate amount of all increases after July 16, 2021 shall not exceed $50,000,000.”

SECTION 2.Increasing Lenders; New Lender.

(a)Each of the undersigned Lenders party to the Existing Credit Agreement whose Revolving Line Portions are increased under this Eighth Amendment (collectively (including Rabobank and Macquarie Bank Limited), the “Increasing Lenders”) and Commonwealth Bank of Australia (the “New Lender”), have agreed to increase its (or make its) Revolving Line Portions (as applicable) as governed by the Credit Agreement on the terms and subject to the conditions set forth therein and in this Eighth Amendment.  Effective upon the Effective Date (as defined in Section 3 below), the Revolving Line Portions for each Increasing Lender, each Non-Increasing Lender (as defined below) and the New Lender shall be as set forth on Schedule 1.0 to the Credit Agreement attached as Annex I hereto (after giving effect to this Eighth Amendment).  Each of the Increasing Lenders, the New Lender and the Non-Increasing Lenders hereby agrees as follows:

(i)Each Increasing Lender shall pay to the Administrative Agent on the Effective Date, in immediately available funds, an amount equal to the amount, if any, by which such Increasing Lender’s Pro Rata Share (determined after giving effect to the adjustment of the Revolving Line Portions pursuant to this Eighth Amendment, including the increase of such Increasing Lender’s Revolving Line Portion) of the aggregate principal amount of the Revolving Credit Loans to be outstanding immediately upon the Effective Date, exceeds the aggregate principal amount of Revolving Credit Loans owing to such Increasing Lender immediately prior to the Effective Date.  Such amount paid by any such Increasing Lender shall be deemed the purchase price for the acquisition by such Increasing Lender of such additional amount of Revolving Credit Loans from Lenders whose Revolving Line Portions are not increased (or are decreased) under this Eighth Amendment (collectively, the “Non-Increasing Lenders”) and, if applicable, other Lenders.  The Administrative Agent shall distribute such amounts as received from the Increasing Lenders as may be necessary so that the Revolving Credit Loans are held by the Increasing Lenders, the New Lender and the Non-Increasing Lenders in accordance with their respective Pro Rata Shares (determined after giving effect to the adjustment of Pro Rata Shares pursuant to this Eighth Amendment).

(ii)The New Lender shall pay to the Administrative Agent on the Effective Date, in immediately available funds, an amount equal to the amount of the New Lender’s Pro Rata Share (determined after giving effect to the adjustment of the Revolving Line Portions pursuant to this Eighth Amendment) of the aggregate principal amount of the Revolving Credit Loans to be outstanding immediately upon the Effective Date.  Such amount paid by the New Lender shall be deemed the purchase price for the acquisition by the New Lender of such amount of Revolving Credit Loans from Non-Increasing Lenders and, if applicable, other Lenders upon the effectiveness of this Eighth Amendment.  The Administrative Agent shall distribute such amounts as received from the New Lender as may be necessary so that the Revolving Credit Loans are held by the Increasing Lenders, the New Lender and the Non-Increasing Lenders in accordance with their respective Pro Rata Shares (determined after giving effect to the adjustment of Revolving Line Portions pursuant to this Eighth Amendment).

(iii)Each Increasing Lender and Non-Increasing Lender which receives a payment in connection with clause (i) or (ii) above (each, a “Selling Lender”) shall be deemed to have sold and assigned, without recourse to such Selling Lender, to the applicable Increasing Lenders and/or New Lender (each, a “Purchasing Lender”), and such Purchasing Lenders shall be deemed to have purchased and assumed without recourse to the Selling Lenders, Revolving Credit Loans in amounts such that after giving effect thereto each Lender shall hold Revolving Credit Loans in accordance with its Pro Rata Share (determined after giving effect to the adjustment of Pro Rata Shares pursuant to this Eighth Amendment).

(b)(i)From and after the Effective Date, the New Lender shall be a party to the Credit Agreement and have the rights and obligations of a Lender under the Credit Agreement and under the other Loan Documents and shall be bound by the provisions thereof.

(i)The New Lender shall hold an undivided interest in and to (A) all the rights and obligations of a Lender under the Credit Agreement in connection with its new Revolving Line Portion and (B) all rights and obligations of a Lender in connection therewith under the other Loan Documents.

(c)(i)The New Lender acknowledges and agrees that no Lender party to the Existing Credit Agreement (A) has made any representation or warranty or shall have any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Documents or any other instrument or document furnished pursuant thereto or in connection therewith or (B) has made any representation or warranty or has any responsibility with respect to the financial condition of the Borrower or any other obligor or the performance or observance by the Borrower or any obligor of any of their respective obligations under the Credit Agreement or any other Loan Documents or any other instrument or document furnished pursuant hereto or thereto, in each case, upon which the New Lender is relying in making any credit decisions or in becoming party to the Credit Agreement and the other Loan Documents.

(i)The New Lender (A) represents and warrants that it is legally authorized to enter into this Eighth Amendment, (B) confirms that it has received a copy of the Existing Credit Agreement, together with copies of the financial statements delivered pursuant to Section 5.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Eighth Amendment, (C) agrees that it will, independently and without reliance upon the other Lenders or the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto or in connection herewith or therewith, (D) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof and (E) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to subsections 2.14(g)(ii)(B) and (C) of the Credit Agreement.

(ii)The Borrower hereby agrees that, in connection with the transactions described in this Section 2, it shall compensate each Lender for any loss, cost or expense attributable thereto as required by Section 2.13 of the Credit Agreement.

SECTION 3.Effectiveness of Amendment.

This Eighth Amendment shall become effective on the date (the “Effective Date”) on which (a) the Administrative Agent shall have received, all in form and substance satisfactory to the Administrative Agent:

(i)this Eighth Amendment duly executed by each of the Borrower, the Lenders (including, without limitation, the New Lender) and the Administrative Agent;

(ii)a Note duly executed by the Borrower, for each Lender which shall have requested a Note prior to the date hereof;

(iii)such corporate authorization documents, opinions of counsel and certificates of good standing of the Borrower as the Required Lenders shall require;

(iv)payment for the account of the applicable Lenders of all breakfunding costs (in accordance with Section 2.13 of the Credit Agreement) incurred by each Lender in connection with the operation of Section 2 above;

(v)a pro forma Borrowing Base Certificate (giving effect to the transactions contemplated under this Eighth Amendment), prepared as of a date not more than eight (8) Business Days prior to the Effective Date;

(vi)evidence that there shall not have occurred a Material Adverse Effect since March 26, 2021; and

(vii)such documentation as the Administrative Agent shall require (as recommended by local counsel to the Administrative Agent in each relevant jurisdiction) in respect of Collateral located in Switzerland; and

(b)the Borrower shall have paid to the Administrative Agent in immediately available funds (i) all costs and expenses of the Administrative Agent incurred in connection with this Eighth Amendment (including, without limitation, the reasonable legal fees and disbursements of counsel to the Administrative Agent for which an invoice shall have been provided), (ii) such fees (which shall be fully earned when paid and non-refundable) for the sole account of Rabobank (as an Increasing Lender) as are required to be paid on or prior to the date hereof pursuant to the Rabobank Fee Letter dated July 16, 2021 between the Borrower and the Administrative Agent, (iii) such fees (which shall be fully earned when paid and non-refundable) for the sole account of the New Lender as are required to be paid on or prior to the date hereof pursuant to the New Lender Fee Letter dated July 16, 2021 between the Borrower and the Administrative Agent and (iv) such fees (which shall be fully earned when paid and non-refundable) for the sole account of Macquarie Bank Limited as are required to be paid on or prior to the date hereof pursuant to the Macquarie Fee Letter dated July 16, 2021 between the Borrower and the Administrative Agent.

SECTION 4.Effect of Amendment; Ratification; Representations; Lien Reaffirmation.

(a)On and after the Effective Date, this Eighth Amendment shall be a part of the Credit Agreement, all references to the Credit Agreement in the Credit Agreement and the other Loan Documents shall be deemed to refer to the Credit Agreement as amended by this Eighth Amendment, and the term “this Agreement”, and the words “hereof”, “herein”, “hereunder” and words of similar import, as used in the Credit Agreement, shall mean the Credit Agreement as amended hereby.

(b)Except as expressly set forth herein, this Eighth Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Credit Agreement and the Credit Agreement is hereby ratified, approved and confirmed in all respects and remains in full force and effect.

(c)In order to induce the Administrative Agent and the Lenders to enter into this Eighth Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders that before and after giving effect to the execution and delivery of this Eighth Amendment:

(i)the representations and warranties of the Borrower set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as if made on and as of the date hereof, except for those representations and warranties that by their terms were made as of a specified date which were true and correct on and as of such date; and

(ii)no Default or Event of Default has occurred and is continuing.

(d)The Borrower hereby acknowledges and agrees that after giving effect to this Eighth Amendment, (i) the Security Agreement, the Canadian Security Agreement, the German Security Agreement and each Swiss Security Agreement, and the liens and security interests granted thereunder (and under any other documents executed by the Borrower) shall remain in full force and effect, shall continue without interruption as security for the Obligations and shall not be impaired or limited hereby and (ii) the other Security Documents executed by it shall remain in full force and effect, shall continue without interruption and shall not be impaired or limited hereby.

(e)Notwithstanding anything to the contrary contained in the Credit Agreement or any of the other Loan Documents, from and after the date hereof, Inventory located in Mexico shall not be Eligible Precious Metals and shall not be permitted to be included in the Borrowing Base, unless and until (x) the Required Lenders shall otherwise agree in writing (in their sole discretion) and (y) any and all relevant documentation as required by the Administrative Agent (as advised by Mexican counsel to the Administrative Agent) shall have been executed and delivered by the Borrower.

(f)This Eighth Amendment shall be a Loan Document.

SECTION 5.Counterparts.

This Eighth Amendment may be executed by one or more of the parties to this Eighth Amendment on any number of separate counterparts (including by facsimile or email transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same agreement.  A set of the copies of this Eighth Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

SECTION 6.Severability.

Any provision of this Eighth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7.GOVERNING LAW.

THIS EIGHTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.WAIVERS OF JURY TRIAL.

EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS EIGHTH AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed as of the day and year first above written.

BORROWER

A-MARK PRECIOUS METALS, INC.

By:_______________________

     Name:

     Title:

[Signature Page to Eighth Amendment]

ADMINISTRATIVE AGENT AND LENDERS

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent and an Increasing Lender

By: ____________________________
Name:

Title:

By: ____________________________
Name:

Title:

[Signature Page to Eighth Amendment]

MACQUARIE BANK LIMITED, as an Increasing Lender

By:  ________________________________

        Name:

        Title:

By:  ________________________________

        Name:

        Title:

POA#__________________________

[Signature Page to Eighth Amendment]

BROWN BROTHERS HARRIMAN & CO., as a Non-Increasing Lender

By:______________________

     Name:

     Title:

[Signature Page to Eighth Amendment]

CIBC BANK USA, as a Non-Increasing Lender

By:

     Name:
     Title:

[Signature Page to Eighth Amendment]

HSBC BANK USA, N.A., as a Non-Increasing Lender

By:

     Name:
     Title:

[Signature Page to Eighth Amendment]

NEW LENDER

COMMONWEALTH BANK OF AUSTRALIA, as the New Lender

By:

     Name:
     Title:

By:

     Name:
     Title:

[Signature Page to Eighth Amendment]

Annex I to Eighth Amendment to

Amended and Restated Uncommitted Credit Agreement

Schedule 1.0

Revolving Line Portions

Lender	Revolving Line Portion

Coöperatieve Rabobank U.A., New York Branch	$80,000,000

Macquarie Bank Limited (ABN 46 008583 542)	$55,000,000

Commonwealth Bank of Australia	$50,000,000

Brown Brothers Harriman & Co.	$40,000,000

CIBC Bank USA	$25,000,000

HSBC Bank USA, N.A.	$30,000,000

Total:	$280,000,000